Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF KANSAS
KANSAS CITY DIVISION

IN RE: )
)	Case No. 11-20140-11-rdb
DIGITAL SYSTEMS, INC. )	Chapter 11
Debtor. )
)

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)
FOR THE PERIOD
FROM June 1, 2011  TO June 30, 2011

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

 /s/ Joanne B. Stutz
Attorney for Debtor’s Signature

Debtor's Address	Attorney's Address
and Phone Number:	and Phone Number:

15621 W. 87th Street, Box 355 Lenexa, KS 66219	7225 Renner Road, Suite 200 Shawnee, KS 66217 (913) 962-8700; (913) 962-8701 (FAX)

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office.  Monthly Operating Reports must be filed by the 21st day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.justice.gov/ust/r20/index.htm.
1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
2)	Initial Filing Requirements
3)	Frequently Asked Questions (FAQs)http://www.usdoj.gov/ust/

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
FOR THE PERIOD BEGINNING June 1, 2011 AND ENDINGJune 30, 2011

Name of Debtor: Digital Systems, Inc.                                                                     Case Number:  11-20140-11-rdb
Date of Petition: January 21, 2011

Note:  Travel and Entertainment is the expense reimbursements paid to former employees per court order.
Note: A $17,500 Security deposit on the lease at 16801 W. 116th was written off against the final rent payment.

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 20th day of July, 2011.	/s/ David C. Owen
By: David C. Owen, Chairman/CEO

(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b)This figure will not change from month to month.  It is always the amount of funds on hand as of the date of  the petition.
(c)These two amounts will always be the same if form is completed correctly.

1. FUNDS AT BEGINNING OF PERIOD
2. RECEIPTS:
A. Cash Sales
Minus: Cash Refunds
Net Cash Sales
B. Accounts Receivable
C. Other Receipts (See MOR-3) (If you receive rental income, you must attach a rent roll.)
3. TOTAL RECEIPTS (Lines 2A+2B+2C)
TOTAL FUNDS AVAILABLE FOR
4. OPERATIONS (Line 1 + Line 3)
5. DISBURSEMENTS
A. Advertising
B. Bank Charges
C. Contract Labor
D. Fixed Asset Pigments (not incl. in "N")
E. Insurance
F. Inventory Payments (See Attach. 2)
G. Leases
H. Maraf acturing Supplies
I. Office Supplies
J. J. Payroll - Net (See Ascchn ent 4B)
K. Professional Fees (Accounting & Legal)
L. Rent
M. Repairs & Maintenance N. Secured Cre dior Pigments (See Asach 2) 0. Taxes Piii - Payroll (See Attachment 4C) P. Taa s Paid - Sales & Use (See Asachment 4C) Q. Taxes Piii- Ofoer (See Attachment 4 C) R. Telephone
S. Trave & Entertainment Y. U.S. Ttustee Quarterly Fees U. Utilities V. Vehicle Expenses
W. Other Operating Expenses (See MORS)
6. TOTAL DISBURSEMENTS (Sum of 5A thru W
7. ENDING BALANCE (line4 minus Line 6)
current cumulative Month to Petition Date
$ 473.207.77 (a)   $24,201.83 (b)
202,714.26
4,013.90 751,065.66
4,013.90 953,779.92
$ 477,221.67 $ 977 ,981.75
481.75 1,430.10
7,000.00 42.434.35
41,943.00
88.00 636.95
167,780.49 167,780.49
5,825.36 145,527.61
750.00 48,125.66
136 $77.59
83,905.08 83,905.08
5,714.52
645.53 7,021.15
4,185.62 4,185.62
4,875.00
664.51 5,631.95
25,896.85
271,326334 772,086.42
$205,895.33 (c) $ 205,895.33 (c)

MOR-2

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:
Describe Each Item of Other Receipt and List Amount of Receipt.  Write totals on Page MOR-2, Line 2C.

Cumulative
Description		Current Month	Petition to Date

TOTAL OTHER RECEIPTS	Refunds

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.).  Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement.  Write totals on Page MOR-2, Line 5W.

Cumulative
Description	Current Month	Petition to Date

TOTAL OTHER RECEIPTS

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.
ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor: Digital Systems, Inc.               Case Number:  11-20140-11-rdb

Reporting Period beginning June 1, 2011          Period ending  June 30, 2011

MOR-3

ACCOUNTS RECEIVABLE AT PETITION DATE:

ACCOUNTS RECEIVABLE RECONCILIATION
(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance	$ 176,140 (a)
PLUS: Current Month New Billings
MINUS: Collection During the Month	$ (b)
PLUS/MINUS: Adjustments or Writeoffs	$ *
End of Month Balance	$ 176,140 (c)

*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:
    Customer receipts paid to FCG offset against interest and penalty fees

Adjustment made to refund overpayment on account.

POST PETITION ACCOUNTS RECEIVABLE AGING
(Show the total for each aging category for all accounts receivable)

	0-30 Days	31-60 Days		61-90 Days	Over 90 Days	Total
TOTAL	0.00	0.00	(66.96)	(199,292.32)	375,499.08	176,139.80

For any receivables in the “Over 90 Days” category, please provide the following:

Customer	Receivable Date	Status (Collection efforts taken, estimate of collectibility, write-off, disputed account, etc.)

(a) This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b) This must equal the number reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).
(c) These two amounts must equal.

MOR-4

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: Digital Systems, Inc.               Case Number:  11-20140-11-rdb

Reporting Period beginning June 1, 2011          Period ending   June 30, 2011

In the space below list all invoices or bills incurred and not paid since the filing of the petition.  Do not include amounts owed prior to filing the petition.  In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Days Outstanding	Vendor	Description	Amount
See Attached

TOTAL AMOUNT				(b)

X  Check here if pre-petition debts have been paid.  Attach an explanation and copies of supporting documentation.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance	$ 4,941.02 (a)
PLUS: New Indebtedness Incurred This Month	$
MINUS: Amount Paid on Post Petition,
Accounts Payable This Month	$
PLUS/MINUS: Adjustments	$ *
Ending Month Balance	$ 4,941.02 (c)

*For any adjustments provide explanation and supporting documentation, if applicable.

SECURED PAYMENTS REPORT

List the status of Payments to Secured Creditors and Lessors (Post Petition Only).   If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

			Number	Total
	Date		of Post	Amount of
Secured	Payment	Amount	Petition	Post Petition
Creditor/	Due This	Paid This	Payments	Payments
Lessor	Month	Month	Delinquent	Delinquent

TOTAL		(d)

(a) This number is carried forward from last month’s report.  For the first report only, this number will be zero.
(b, c) The total of line (b) must equal line (c).
(d) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-5

ATTACHMENT 3

INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: Digital Systems, Inc.               Case Number:  11-20140-11-rdb

Reporting Period beginning June 1, 2011          Period ending  June 30, 2011

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:	$
INVENTORY RECONCILIATION:
Inventory Balance at Beginning of Month	$ 0.00 (a)
PLUS: Inventory Purchased During Month	$
MINUS: Inventory Used or Sold	$
PLUS/MINUS: Adjustments or Write-downs	$ *
Inventory on Hand at End of Month	$ 0.00

METHOD OF COSTING INVENTORY: FIFO

*For any adjustments or write-downs provide explanation and supporting documentation, if applicable.
Sale of Assets March 2011.

INVENTORY AGING

Less than 6	6 months to	Greater than	Considered
months old	2 years old	2 years old	Obsolete	Total Inventory

%	100.00%	%	%	= 100%*

* Aging Percentages must equal 100%.
☐    Check here if inventory contains perishable items.

Description of Obsolete Inventory:

FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:	$ 1.219.241.95(b)
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):

FIXED ASSETS RECONCILIATION:
Fixed Asset Book Value at Beginning of Month	$ 1,000,259.41 (a)(b)
MINUS: Depreciation Expense	$
PLUS: New Purchases	$
PLUS/MINUS: Adjustments or Write-downs	$ (1,000,259.41) *
Ending Monthly Balance	$ -0-

*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.
Asset Sale March 2011, and deeded real estate to Bank of Blue Valley in full settlement of outstanding balance on mortgage loan.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:

(a) This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b) Fair Market Value is the amount at which fixed assets could be sold under current economic conditions. Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-6

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: Digital Systems, Inc.               Case Number:  11-20140-11-rdb

Reporting Period beginning June 1, 2011          Period ending  June 30, 2011

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.  A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.    If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts.  Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:             FNB Olathe                              BRANCH:

ACCOUNT NAME:                  Operating Account         ACCOUNT NUMBER:  0139602

PURPOSE OF ACCOUNT:               OPERATING

Ending Balance per Bank Statement	$ 208,274.91
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits	$ 2,756.17 *
Minus Service Charges	$
Ending Balance per Check Register	$ 205,518.74**(a)

*Debit cards are used by

**If Closing Balance is negative, provide explanation:.

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:   ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
 “Total Amount of Outstanding Checks and other debits”, listed above, includes:

                                     $________________Transferred to Payroll Account
                                     $________________Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor:                                                Case Number:

Reporting Period beginning                            Period ending

NAME OF BANK:                                            BRANCH:

ACCOUNT NAME:

ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:                OPERATING

Account for all disbursements, including voids, lost checks, stop payments, etc.  In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT

TOTAL				$

MOR-8

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor: Digital Systems, Inc.               Case Number:  11-20140-11-rdb

Reporting Period beginning June 1, 2011          Period ending  June 30, 2011

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.  A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.

NAME OF BANK:         FNB Olathe                          BRANCH:

ACCOUNT NAME:                 Payroll Account        ACCOUNT NUMBER: 0149527
PURPOSE OF ACCOUNT:               PAYROLL

Ending Balance per Bank Statement	$ 8,480.95
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits	$ 8,104.39*
Minus Service Charges	$
Ending Balance per Check Register	$ 376.59**(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:
The following disbursements were paid by Cash:   ( ☐ Check here if cash disbursements were authorized by  United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-payroll disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-9

ATTACHMENT 5B

CHECK REGISTER - PAYROLL ACCOUNT

Name of Debtor:                                        Case Number:

Reporting Period beginning                      Period ending

NAME OF BANK:                                      BRANCH:

ACCOUNT NAME:

ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:                PAYROLL

Account for all disbursements, including voids, lost payments, stop payment, etc.  In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT

TOTAL				$

MOR-10

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - TAX ACCOUNT

Name of Debtor: Digital Systems, Inc.               Case Number:  11-20140-11-rdb

Reporting Period beginning June 1, 2011          Period ending  June 30, 2011

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.   A standard bank reconciliation form can be found on the United States Trustee website, http://www.justice.gov/ust/r20/index.htm.

NAME OF BANK:                                                                                     BRANCH:

ACCOUNT NAME:                                                                                   ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:              TAX

Ending Balance per Bank Statement	$
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits	$ *
Minus Service Charges	$
Ending Balance per Check Register	$ **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:

The following disbursements were paid by Cash:   ( ☐  Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-tax disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for disbursement from this account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-11

ATTACHMENT 5C

CHECK REGISTER - TAX ACCOUNT

Name of Debtor:                                            Case Number:

Reporting Period beginning                        Period ending

NAME OF BANK:                                        BRANCH:

ACCOUNT NAME:                                      ACCOUNT #

PURPOSE OF ACCOUNT:                TAX

Account for all disbursements, including voids, lost checks, stop payments, etc.  In the alternative, a computer-generated check register can be attached to this report, provided all the information requested below is included.
http://www.usdoj.gov/ust.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT

TOTAL				(d)

SUMMARY OF TAXES PAID

Payroll Taxes Paid	(a)
Sales & Use Taxes Paid	(b)
Other Taxes Paid	(c)
TOTAL	(d)

(a) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
      (Page MOR-2, Line 5O).
(b) This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements
      (Page MOR-2, Line 5P).
(c) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
      (Page MOR-2, Line 5Q).
(d) These two lines must be equal.

MOR-12

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately.  Attach copies of account statements.

Type of Negotiable

Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value

TOTAL				(a)

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

	(Column 2)	(Column 3)	(Column 4)
	Maximum	Amount of Petty	Difference between
Location of	Amount of Cash	Cash On Hand	(Column 2) and
Box/Account	in Drawer/Acct.	At End of Month	(Column 3)

Total		$___________________________ (b)

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts.  If there are no receipts, provide an explanation

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH(a + b)     $                                (c)

(c) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-13

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor: Digital Systems, Inc.               Case Number:  11-20140-11-rdb

Reporting Period beginning June 1, 2011          Period ending  June 30, 2011

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date Last Tax Return Filed	Tax Return Period

TOTAL			$__________________________

MOR-14

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: Digital Systems, Inc.               Case Number:  11-20140-11-rdb

Reporting Period beginning June 1, 2011          Period ending  June 30, 2011

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month.  Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc.  Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner	Title	Payment Description	Amount Paid
David Owen	CEO	Services	$2,000.00
Laura Owen	President	Services	$2,000.00
Mickie Koslofsky	CFO	Accounting	$1,000.00

Dave and Laura Owen continue to provide services as the Debtor winds down at the hourly rate of $100.00.  These services should not be extensive. Mickie Koslofsky provides accounting services at the same rate.

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	0	0
Number hired during the period
Number terminated or resigned during period
Number of employees on payroll at end of period	0	0

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.  For the first report, attach a copy of the declaration sheet for each type of insurance.  For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent					Date
and/or	Phone	Policy	Coverage	Expiration	Premium
Carrier	Number	Number	Type	Date	Due

CBIZ Insurance, Kathy Beamis, 913-234-1918

CBIZ/Acuity Insurance Co.	X13725	General Liab	4/1/2012	4/1/2012
CBIZ/Nat’l Union Fire	01-146-63-00	D&O	9/30/10	1/1/18

The following lapse in insurance coverage occurred this month:

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse

G	Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-15

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc.   Attach any relevant documents.

We anticipate filing a Plan of Liquidation and Disclosure Statement as soon as possible after liquidation of the assets.

MOR-16

Jun 30, 11
ASSETS
Current Assets
Checking/Savings
Cash Accounts
0-10070 · FNB Olathe Checking 013-960-2	205,518.74
0-10080 · FNB Payroll Acct. 014-952-7	376.59
Total Cash Accounts	205,895.33
Foreign Cash Accounts
0-10200 · YEN Bank of America 11407006	(3,465.15)
0-10210 · Yen Currency Fluctuation	3,465.15
Total Foreign Cash Accounts	0.00
Total Checking/Savings	205,895.33
Accounts Receivable
Accounts Receivable
0-11000 · Accounts Receivable - Trade	252,876.73
0-11010 · Accounts Receivable - Dealers	23,719.75
0-11100 · Allowance for Doubtful Accounts	(100,456.68)
Total Accounts Receivable	176,139.80
Total Accounts Receivable	176,139.80
Other Current Assets
Prepaid Expenses
0-13000 · Prepaid Expenses	3,825.00
Total Prepaid Expenses	3,825.00
Total Other Current Assets	3,825.00
Total Current Assets	385,860.13
TOTAL ASSETS	385,860.13
LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable
0-20000 · Accounts Payable	1,186,695.49
0-20100 · Accounts Payable - Chpt 11	4,941.02
Total Accounts Payable	1,191,636.51
Total Accounts Payable	1,191,636.51
Other Current Liabilities
Accrued Liabilities
Accrued Expenses
0-21000 · Accrued Expenses - Other	52,257.40
0-21010 · Accrued Property Taxes	26,686.29
0-21020 · Accrued Sales Tax	3,366.29
Total Accrued Expenses	82,309.98
Accrued Payroll
0-21100 · Accrued Vacation pay	0.00
0-21120 · Accrued Commissions	0.00
0-21130 · Accrued Payroll	0.00
Total Accrued Payroll	0.00
Accrued Benefits
0-21410 · ESPP Withheld	0.00
Total Accrued Benefits	0.00
Total Accrued Liabilities	82,309.98
Notes Payable
0-22000 · N/P - Bank of Blue Valley	0.00
Total Notes Payable	0.00
Total Other Current Liabilities	82,309.98
Total Current Liabilities	1,273,946.49
Total Liabilities	1,273,946.49
Equity
Shareholders' Equity - CS
0-30000 · Bridge Warrant 2005 Proceeds	164,991.75
0-30010 · Stock Option Proceeds	52,650.00
0-30020 · Public Warrant Proceeds	769,171.09
0-30040 · Common Stock	36,343,227.14
0-30050 · Common Stock Restricted	1,560,000.00
0-30060 · Options Outstanding	2,076,270.47
0-30065 · Warrants	88,660.94
0-30070 · Offering Costs	(2,250,025.22)
Total Shareholders' Equity - CS	38,804,946.17
Other Comprehensive Income
0-31000 · Deferred currency exchange	3,465.15
Total Other Comprehensive Income	3,465.15
0-32000 · Retained Deficit	(36,493,467.90)
Net Income	(2,665,255.34)
Total Equity	(350,311.92)
TOTAL LIABILITIES & EQUITY	923,634.57

Jun 11
Ordinary Income/Expense
Expense
Total Compensation & Benefits	-2,819.69
0-60400 · Professional & Contract Service	13,546.98
0-60500 · Facilities & Maintenance Costs	1,414.51
0-60800 · Telecommunications	453.53
0-61600 · Office Supplies and Expenses	280.00
0-62100 · Bank and Loan Charges	481.75
Total Expense	13,357.08
Net Ordinary Income	-13,357.08
Other Income/Expense
Other Income
2-71010 · Other Income	4,013.90
Total Other Income	4,013.90
Net Other Income	4,013.90
Net Income	-9,343.18

	Type	Date	Num	Name	Split	Debit	Credit	Balance
Cash Accounts								473,207.77
0-10070 · FNB Olathe Checking 013-960-2								472,742.43
	Check	06/01/2011	Wire Out	Century Payroll, Inc	-SPLIT-		83,905.08	388,837.35
	Check	06/02/2011	9698	Kincaid & Rees Parkway Prof. Bldg.	2-60550 · Rent Building		750.00	388,087.35
	Check	06/02/2011	9699	SPRINT	6-60820 · Cell Phones and Aircards		82.11	388,005.24
	Check	06/02/2011	9700	Kansas Gas Service	2-60590 · Utility Expense		78.38	387,926.86
	Transfer	06/06/2011			0-10080 · FNB Payroll Acct. 014-952-7		167,780.49	220,146.37
	Check	06/06/2011	9701	Mickie Koslofsky	2-60410 · Consulting - Admin		1,000.00	219,146.37
	Check	06/06/2011	9702	Jason Cheshier	0-20000 · Accounts Payable		611.99	218,534.38
	Check	06/06/2011	9703	David E. Childress	0-20000 · Accounts Payable		603.96	217,930.42
	Check	06/06/2011	9704	John V. Loughran, Jr.	0-20000 · Accounts Payable		745.49	217,184.93
	Check	06/06/2011	9705	Christian McKenna	0-20000 · Accounts Payable		513.22	216,671.71
	Check	06/06/2011	9706	Matthew A. Nicholl	0-20000 · Accounts Payable		1,416.11	215,255.60
	Check	06/06/2011	9708	Kristopher A. Pearson	0-20000 · Accounts Payable		78.43	215,177.17
	Check	06/06/2011	9707	Nicholas S. Reyes	0-20000 · Accounts Payable		216.42	214,960.75
	Check	06/08/2011	9709	SPRINT	6-60820 · Cell Phones and Aircards		148.50	214,812.25
	Check	06/08/2011	9710	USPS	2-61620 · Office Supplies - Admin		88.00	214,724.25
	Check	06/20/2011	9711	EVANS & MULLINIX P.A.	2-60430 · Legal Expense		5,446.38	209,277.87
	Check	06/21/2011	OL	AT&T	6-60830 · Telephone Expense		185.84	209,092.03
	Check	06/22/2011	9712	Kansas City Power & Light	2-60590 · Utility Expense		123.31	208,968.72
	Check	06/22/2011	9713	Bryan Cave, LLP	2-60430 · Legal Expense		378.98	208,589.74
	Check	06/22/2011	9714	UPS Store	2-61610 · Shipping Supplies - Admin		192.00	208,397.74
	Check	06/22/2011	Wire Out	Marketwire Inc.	2-60470 · Outside Services - Admin		2,000.00	206,397.74
	General Journal	06/23/2011	21283		2-62110 · Bank Charges		75.00	206,322.74
	Deposit	06/23/2011			2-71010 · Other Income	4,013.90		210,336.64
	Check	06/23/2011	Debit	First National Bank of Olathe	2-62110 · Bank Charges		3.00	210,333.64
	Check	06/30/2011	9715	Equivest, LLC	2-60410 · Consulting - Admin		2,000.00	208,333.64
	Check	06/30/2011	9716	Laura Owen, LLC	2-60410 · Consulting - Admin		2,000.00	206,333.64
	Check	06/30/2011	9717	SPRINT	6-60820 · Cell Phones and Aircards		37.08	206,296.56
	General Journal	06/30/2011	21284		2-62110 · Bank Charges		130.00	206,166.56
	General Journal	06/30/2011	21285		2-62110 · Bank Charges		185.00	205,981.56
	General Journal	06/30/2011	21286		2-60590 · Utility Expense		462.82	205,518.74
Total 0-10070 · FNB Olathe Checking 013-960-2						4,013.90	271,237.59	205,518.74
0-10080 · FNB Payroll Acct. 014-952-7								465.34
	Transfer	06/06/2011			0-10070 · FNB Olathe Checking 013-960-2	167,780.49		168,245.83
	General Journal	06/10/2011	21282		-SPLIT-		159,679.13	8,566.70
	General Journal	06/10/2011	21282		0-10080 · FNB Payroll Acct. 014-952-7		8,104.36	462.34
	Check	06/23/2011	Debit	First National Bank of Olathe	2-62110 · Bank Charges		75.00	387.34
	Check	06/23/2011	Debit	First National Bank of Olathe	2-62110 · Bank Charges	0.00		387.34
	General Journal	06/30/2011	21287		2-62110 · Bank Charges		10.75	376.59
Total 0-10080 · FNB Payroll Acct. 014-952-7						167,780.49	167,869.24	376.59
Total Cash Accounts						171,794.39	439,106.83	205,895.33
TOTAL						171,794.39	439,106.83	205,895.33

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
902 CONS/LGCB -FA3089	0.00	0.00	0.00	0.00	650.00	650.00
AB Mobile Com	0.00	0.00	0.00	0.00	4,519.80	4,519.80
Aberdeen Township Police Department	0.00	0.00	0.00	0.00	4,482.80	4,482.80
Accounts Receivable Entry	0.00	0.00	0.00	0.00	0.00	0.00
Advanced Radio Communications	0.00	0.00	0.00	0.00	111.77	111.77
Alaska Safety	0.00	0.00	0.00	0.00	(358.13)	(358.13)
All-Pro Safety Supply & Installations, In	0.00	0.00	0.00	0.00	612.97	612.97
Andrews Police Department	0.00	0.00	0.00	0.00	(192.50)	(192.50)
Appleton Police Department	0.00	0.00	0.00	0.00	0.60	0.60
Arkansas City Police Department	0.00	0.00	0.00	0.00	(876.00)	(876.00)
B-K Electric, Inc.	0.00	0.00	0.00	0.00	0.00	0.00
B & C Communications	0.00	0.00	0.00	0.00	4,100.55	4,100.55
B&G Electronics	0.00	0.00	0.00	0.00	0.00	0.00
B&L Comm., Inc.	0.00	0.00	0.00	0.00	6,301.12	6,301.12
Banks County Sheriff's Office	0.00	0.00	0.00	0.00	4,755.78	4,755.78
Belleville Police Department	0.00	0.00	0.00	0.00	(854.00)	(854.00)
Beltronics, Inc.	0.00	0.00	0.00	0.00	0.00	0.00
Blytheville Police Department	0.00	0.00	0.00	0.00	(42.37)	(42.37)
Bob Caldwell CJD	0.00	0.00	0.00	0.00	9,991.65	9,991.65
Borough of Woodbury Heights Police Depart	0.00	0.00	0.00	0.00	36,248.14	36,248.14
Brownwood Police	0.00	0.00	0.00	0.00	(286.63)	(286.63)
Cartersville Police Department	0.00	0.00	0.00	0.00	(300.00)	(300.00)
Cedar Rapids Police Department	0.00	0.00	0.00	0.00	105.50	105.50
Charleston Light & Siren Emergency	0.00	0.00	0.00	0.00	18,467.72	18,467.72
Chattahoochee Hill Country	0.00	0.00	0.00	0.00	512.65	512.65
CNY Public Safety Supply Inc	0.00	0.00	0.00	0.00	398.78	398.78
Communications & Emergency Products, Inc.	0.00	0.00	0.00	0.00	1,061.87	1,061.87
Complete Emergency Vehicles	0.00	0.00	0.00	0.00	9,773.36	9,773.36
ComputerShare, Inc.	0.00	0.00	0.00	0.00	0.00	0.00
Connect Wireless Solutions	0.00	0.00	0.00	0.00	0.00	0.00
Custom Command Vehicles	0.00	0.00	0.00	0.00	43,263.86	43,263.86
Dana Safety Supply	0.00	0.00	0.00	0.00	701.76	701.76
Demarest Police Department	0.00	0.00	0.00	0.00	63.00	63.00
Developed Dimension Information Technolog	0.00	0.00	0.00	0.00	23.00	23.00
Diboll Police Department	0.00	0.00	0.00	0.00	(50.00)	(50.00)
Dorchester County Sheriff's Office	0.00	0.00	0.00	0.00	(112.72)	(112.72)
Dover Police Department	0.00	0.00	0.00	0.00	(632.90)	(632.90)
DSC Communications	0.00	0.00	0.00	0.00	10,190.57	10,190.57
Dunne Communications, Inc.	0.00	0.00	0.00	0.00	0.00	0.00
Dunnellon Police Department	0.00	0.00	0.00	0.00	4,791.62	4,791.62
Durango Police Department	0.00	0.00	0.00	0.00	5,920.00	5,920.00
East Providence Police Department	0.00	0.00	0.00	0.00	(300.00)	(300.00)
Eastchester Police Dept	0.00	0.00	0.00	0.00	(170.00)	(170.00)
Ellensburg Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Empire Energy Corporation	0.00	0.00	0.00	0.00	0.00	0.00
ERS	0.00	0.00	0.00	0.00	7,731.92	7,731.92
Extreme 911	0.00	0.00	0.00	0.00	412.58	412.58
Falls Church Police Department	0.00	0.00	0.00	0.00	515.00	515.00
Fayette County Sheriff's Office	0.00	0.00	0.00	0.00	(836.36)	(836.36)
Fleet Auto Supply	0.00	0.00	0.00	0.00	25,450.66	25,450.66
Forest Park Police Department (GA)	0.00	0.00	0.00	0.00	(1,234.95)	(1,234.95)
Fort Dodge Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Franklin County Sheriff's Office (OH)	0.00	0.00	0.00	0.00	34.65	34.65
Fremont County Sheriff's Office	0.00	0.00	0.00	0.00	(1,674.80)	(1,674.80)
Fruitland Police Department	0.00	0.00	0.00	0.00	0.00	0.00
Ft. Hamilton Provost Marshall Office	0.00	0.00	0.00	0.00	0.00	0.00
Ft. Polk Police Department	0.00	0.00	0.00	0.00	0.00	0.00
Gaithersburg Police Department	0.00	0.00	0.00	0.00	(30.00)	(30.00)
Garden City Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
General Ledger Entry - AR	0.00	0.00	0.00	(199,292.32)	25,041.77	(174,250.55)
Georgetown Police Department	0.00	0.00	0.00	0.00	39.98	39.98
Gillespie County Sheriff's Dept	0.00	0.00	0.00	0.00	57.50	57.50
Glen Canyon NRA	0.00	0.00	0.00	0.00	340.03	340.03
Golden Gate NRA	0.00	0.00	0.00	0.00	0.00	0.00
Goodhue County Sheriff's Office	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Grants Pass Police Dept	0.00	0.00	0.00	0.00	(30.00)	(30.00)
Granville Police Dept	0.00	0.00	0.00	0.00	(312.58)	(312.58)
Graybill Communications	0.00	0.00	0.00	0.00	190.50	190.50
Green River Police Department	0.00	0.00	0.00	0.00	(260.00)	(260.00)
Guernsey County Sheriff	0.00	0.00	0.00	0.00	502.25	502.25
Habersham County Sheriff's Office	0.00	0.00	0.00	0.00	(500.00)	(500.00)
Hammond Police Department	0.00	0.00	0.00	0.00	68,351.14	68,351.14
Hapeville Police Department	0.00	0.00	0.00	0.00	(600.00)	(600.00)
Harper Woods Police Department	0.00	0.00	0.00	0.00	(35.00)	(35.00)
Hawthorn Woods Police Department	0.00	0.00	0.00	0.00	2.96	2.96
Haywood County Sheriff's Office	0.00	0.00	0.00	0.00	(78.22)	(78.22)
Hendersonville Police Department	0.00	0.00	0.00	0.00	15.00	15.00
Herculaneum Police Department	0.00	0.00	0.00	0.00	(240.00)	(240.00)
HES, Inc. (c)	0.00	0.00	0.00	0.00	0.00	0.00
Highlands Police Department	0.00	0.00	0.00	0.00	(90.00)	(90.00)
Hodgkins Police Department	0.00	0.00	0.00	0.00	(50.00)	(50.00)
Holcomb Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Homewood Police Department-AL	0.00	0.00	0.00	0.00	285.00	285.00
Industrial Communiations Sales & Services	0.00	0.00	0.00	0.00	0.00	0.00
Industrial Communications-MT	0.00	0.00	0.00	0.00	385.70	385.70
Integrated Communications	0.00	0.00	0.00	0.00	4,519.80	4,519.80
Iredell County Sheriff's Office	0.00	0.00	0.00	0.00	(930.55)	(930.55)
J & S Communications LLC	0.00	0.00	0.00	0.00	4,931.80	4,931.80
Jasper Police Department	0.00	0.00	0.00	0.00	(50.00)	(50.00)
Jefferson County AR SO	0.00	0.00	0.00	0.00	760.66	760.66
Kalamazoo County Sheriff's Department	0.00	0.00	0.00	0.00	(50.00)	(50.00)
Ketchum Police Department	0.00	0.00	0.00	0.00	0.00	0.00
Key West Police Department	0.00	0.00	0.00	0.00	197.50	197.50
Kingsland Police Department	0.00	0.00	0.00	0.00	(908.65)	(908.65)
Lake Mead NRA	0.00	0.00	0.00	0.00	(87.00)	(87.00)
Lake Winnebago Police Department	0.00	0.00	0.00	0.00	(72.29)	(72.29)
Lansing Police Department	0.00	0.00	0.00	0.00	(207.58)	(207.58)
Laprade Government Sales	0.00	0.00	0.00	0.00	13,040.43	13,040.43
Laurel Police Department	0.00	0.00	0.00	0.00	5,085.00	5,085.00
Lincoln County Sheriff's Office	0.00	0.00	0.00	0.00	(1,741.15)	(1,741.15)
Linden Police Department	0.00	0.00	0.00	0.00	108.12	108.12
Livonia Police Department	0.00	0.00	0.00	0.00	(462.11)	(462.11)
Lower Merion Twp Police Dept.	0.00	0.00	0.00	0.00	(31.00)	(31.00)
Lusk Police Department	0.00	0.00	0.00	0.00	5,642.99	5,642.99
Lyon County Sheriffs Office	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Macon County Sheriff's Dept.	0.00	0.00	0.00	0.00	(23.94)	(23.94)
Marion Police Department	0.00	0.00	0.00	0.00	13.00	13.00
Marshfield Police Department	0.00	0.00	0.00	0.00	3,876.09	3,876.09
Matsu Emergency Safety and Supply	0.00	0.00	0.00	0.00	577.28	577.28
Mercer Island Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Milton Police Department	0.00	0.00	0.00	0.00	0.00	0.00
Minnestoa Sheriff's Association	0.00	0.00	0.00	0.00	0.01	0.01
Mitchell Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Mobile Police Department	0.00	0.00	0.00	0.00	2,668.30	2,668.30
Moncks Corner Police Department	0.00	0.00	0.00	0.00	4,549.49	4,549.49
Monroe Police Department	0.00	0.00	0.00	0.00	30.00	30.00
Morton County Sheriffs Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Nalcom Wireless, Inc.	0.00	0.00	0.00	0.00	0.00	0.00
Natchez Trace Parkway NPS	0.00	0.00	0.00	0.00	(200.00)	(200.00)
New Melle Police Department	0.00	0.00	0.00	0.00	(37.00)	(37.00)
Northfield Police Department	0.00	0.00	0.00	0.00	57,622.88	57,622.88
Northwestern State University	0.00	0.00	0.00	0.00	(100.00)	(100.00)
NYPD Highway Patrol	0.00	0.00	0.00	0.00	4,405.39	4,405.39
NYPD HWY PATROL UNIT 5	0.00	0.00	0.00	0.00	280.00	280.00
Olmos Park Police Department	0.00	0.00	0.00	0.00	6,362.50	6,362.50
Osceola County Sheriff's Office	0.00	0.00	0.00	0.00	(100.00)	(100.00)
OSP - Gold Beach	0.00	0.00	0.00	0.00	(48.00)	(48.00)
Ottawa Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Oviedo Police Department	0.00	0.00	0.00	0.00	(60.00)	(60.00)
Ozaukee County Sheriff's Department	0.00	0.00	0.00	0.00	(50.00)	(50.00)
Panama City Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Park Forest Police Department	0.00	0.00	0.00	0.00	(283.50)	(283.50)
Plainfield Police Dept	0.00	0.00	0.00	0.00	(100.00)	(100.00)
PMC Associates, Inc.	0.00	0.00	0.00	0.00	(1,860.00)	(1,860.00)
Powder Springs Police Department	0.00	0.00	0.00	0.00	50.00	50.00
Premier Vehicle Installation, Inc	0.00	0.00	0.00	0.00	(1,048.74)	(1,048.74)
Priority One Emergency	0.00	0.00	0.00	0.00	0.00	0.00
Procom Corporation	0.00	0.00	0.00	0.00	1,000.00	1,000.00
PSEI	0.00	0.00	0.00	0.00	3,022.94	3,022.94
Radioland Inc.	0.00	0.00	0.00	0.00	0.00	0.00
Randolph AFB - Fire	0.00	0.00	0.00	0.00	0.00	0.00
Raytheon-JPS Communications Inc.	0.00	0.00	0.00	0.00	420.00	420.00
RCS Wireless Technology	0.00	0.00	0.00	0.00	171.72	171.72
Red Lodge Police Department	0.00	0.00	0.00	0.00	924.05	924.05
REM Communications	0.00	0.00	0.00	0.00	716.00	716.00
Reserve for losses	0.00	0.00	0.00	0.00	(100,456.68)	(100,456.68)
RF Marketing Sales	0.00	0.00	0.00	0.00	0.00	0.00
Rocky Boy Tribal Police Department	0.00	0.00	0.00	0.00	0.00	0.00
Roman Forest Police Department	0.00	0.00	0.00	0.00	(2,500.00)	(2,500.00)
Roselle Park Police Department	0.00	0.00	0.00	0.00	180.00	180.00
Saint Peter Police Department	0.00	0.00	0.00	0.00	13.75	13.75
Saukville Police Department	0.00	0.00	0.00	0.00	(63.00)	(63.00)
Shipman Communications	0.00	0.00	0.00	0.00	4,931.80	4,931.80
South Haven Police Dept	0.00	0.00	0.00	0.00	(100.00)	(100.00)
South Portland Police Department	0.00	0.00	0.00	0.00	7,150.00	7,150.00
South Rockwood Police Dept	0.00	0.00	0.00	0.00	(415.00)	(415.00)
State of Alaska Department of Transportat	0.00	0.00	0.00	0.00	85.13	85.13
Stratford Police Department	0.00	0.00	0.00	0.00	39,321.64	39,321.64
Sumter County Sheriff's Office	0.00	0.00	0.00	0.00	222.34	222.34
Sweetwater Police Department	0.00	0.00	0.00	0.00	0.00	0.00
Telecomunicaciones y Servicios del Norte	0.00	0.00	0.00	0.00	28,401.29	28,401.29
Tieton Police Department	0.00	0.00	0.00	0.00	(64.45)	(64.45)
Tinton Falls Police Department	0.00	0.00	0.00	0.00	222.63	222.63
Titusville Police Department	0.00	0.00	0.00	0.00	409.50	409.50
Tulelake Police Department	0.00	0.00	(66.96)	0.00	0.00	(66.96)
Ukiah Police Department	0.00	0.00	0.00	0.00	5,447.74	5,447.74
University of Kentucky	0.00	0.00	0.00	0.00	(3,600.00)	(3,600.00)
University of Texas San Antonio	0.00	0.00	0.00	0.00	(268.05)	(268.05)
University of Wyoming	0.00	0.00	0.00	0.00	(568.67)	(568.67)
University Park Police Dept	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Vernonia Police Department	0.00	0.00	0.00	0.00	(90.03)	(90.03)
Veterans Affairs Hospital Police Dept	0.00	0.00	0.00	0.00	98.08	98.08
Wabasha County Sheriff's Dept	0.00	0.00	0.00	0.00	242.45	242.45
Wabaunsee County Sheriff's Office	0.00	0.00	0.00	0.00	245.28	245.28
Warr Acres Police Department	0.00	0.00	0.00	0.00	600.00	600.00
Watec, Inc.	0.00	0.00	0.00	0.00	15.00	15.00
Wellington Police Department	0.00	0.00	0.00	0.00	100.00	100.00
West Chester Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
West Jordan Police Department	0.00	0.00	0.00	0.00	100.00	100.00
Western Carolina Communication Systems	0.00	0.00	0.00	0.00	240.01	240.01
Westminster Police Department	0.00	0.00	0.00	0.00	(400.00)	(400.00)
White Settlement Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Wichita State University Police	0.00	0.00	0.00	0.00	(400.00)	(400.00)
William & Mary Police	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Winder Police Department	0.00	0.00	0.00	0.00	(700.00)	(700.00)
Wireless Advanced Communications	0.00	0.00	0.00	0.00	225.00	225.00
Wireless Plus	0.00	0.00	0.00	0.00	46.13	46.13
Wyandotte County Sheriff's Office	0.00	0.00	0.00	0.00	(274.10)	(274.10)
Wyoming Department of Transportation	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Wyoming Highway Patrol	0.00	0.00	0.00	0.00	336.00	336.00
Yerington Police	0.00	0.00	0.00	0.00	(617.50)	(617.50)
Yosemite National Park	0.00	0.00	0.00	0.00	100.00	100.00
Zion Police Department	0.00	0.00	0.00	0.00	100.00	100.00
TOTAL	0.00	0.00	(66.96)	(199,292.32)	375,499.08	176,139.80

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
AMERICAN EXPRESS	0.00	0.00	12.90	0.00	0.00	12.90
Computershare Inc.	0.00	0.00	925.00	0.00	0.00	925.00
Conference America	0.00	130.32	0.00	0.00	0.00	130.32
FEDEX	0.00	0.00	107.21	0.00	0.00	107.21
Marketwire Inc.	0.00	(1,501.95)	1,038.25	0.00	0.00	(463.70	)Require prepayment for services
Standguard Water	0.00	0.00	45.68	0.00	0.00	45.68
Terremark (formerly Data Return LLC)	0.00	3,780.00	0.00	0.00	0.00	3,780.00
Unisource Document Products	0.00	246.66	156.95	0.00	0.00	403.61
TOTAL	0.00	2,655.03	2,285.99	0.00	0.00	4,941.02

ICOP DIGITAL, INC. Reconciliation Summary
0-10080 o FNB Payroll Acct. 014-952-7, Period Ending 05/31/2011
May 31,11
Beginning Balance 465.34 Cleared Transactions
Checks and Payments - 3 items -159,764.68
Deposits and Credits - 2 items 167,780.49
Total Cleared Transactions 8,015.61
Cleared Balance 8,480.95
Register Balance as of 05/31/2011 ~ 8,480.95 New Transactions
Checks and Payments -1 Item -8,104.36
Total New Transactions ____ -8,104.36
Ending Balance 376.59

*********** EXCLUDE-DoNotMai1Addr 2955 1.4150 EX 0.000 16 2 8
ICOP DIGITAL INC PAYROLL ACCOUNT HOLD MAIL NEED ADDRESS 00000, KS 00000-
PERIODIC STATEMENT Date: Jun 30, 2011 Period: Jun 01, 2011 to Jun 30, 2011 (3 0 Days )
Depending on the type of check that you deposit, funds may not be available until after the second business day after the day of your deposit. The first $200.00 of your deposit may be available on the first business day after the
Payroll Account
day of your deposit.
ACCOUNT #: DDA - 0149527
Digital Systems Inc
Enclosures: 95
Beginning Balance as of 06/01/11
Deposits & Other Credits Charges & Fees Checks & Other Debits Average Balance Ending Balance as of 06/30/11
Charges And Fees
465.34
167,780.49 85.75 159,679.13 62,396.36
8,480.95
75.00 10.75
3 Charge for Stop Payment 93 Per Check Fee
Transaction Information
06/06 06/23 06/23 06/23 06/23 06/30
Date Check# Description
Deposit
Credit Amount 167,780.49
Debit Amount
25.00 25.00 25. 00 883.02 10.75
Charge for Stop Payment Charge for Stop Payment Charge for Stop Payment Miscellaneous Debit Per Check Fee

PERIODIC STATEMENT ICOP DIGITAL INC
Jun 30, 2011

Check Information
Date Check# Amount
06/27 5001 137 28
06/16 5002 2, 388 06
06/10 5003 5, 697 76
06/10 5004 5, 808 99
06/14 5005 2, 347 29
06/16 5006 1, 873 .71
06/22 5007 812 75
06/27 5008 711 75
06/14 5009 5 060 24
06/15 5010 5 405 12
06/14 5011 1 434 55
06/30 5012 2 754 48
06/14 5013 3 956 00
06/14 5014 5 539 83
06/13 5015 2 896 13
06/14 5016 3 926 24
06/27 5017 1 784 80
06/14 5018 682 15
06/20 5019 3 040 53
06/13 5021 * 428 85
06/15 5022 1 651 45
06/27 5023 3 412 89
06/14 5024 5 322 39
06/15 5025 4 968 75
06/20 5026 4 301 50
06/15 5027 1 488 57
06/20 5028 6 350 13
06/16 5029 1 806 60
06/27 5030 1 309 97
06/14 5031 1 777 13
06/15 5033 * 2 866 17
06/15 5034 1 932 50
06/15 5035 701 22
06/23 5036 2 056 67
06/14 5037 1 146 47
06/14 5038 774 21
06/15 5039 1 871 98
06/14 5040 1 046 63
06/22 5041 3 601 27

Account #: DDA-0149527
Jun 30, 2011
Date Check# Amount
06/21 5094 430.66
06/15 5095 1, ,647.27
06/15 5096 2 t ,521.27
06/14 5098 * 1, ,676.76
06/14 5099 2, f180.53
06/27 5100 430.66
06/20 5101 4, ,570.36
Check Information (continued)
Date Check# Amount
06/15 5085 500.66
06/14 5086 443.14
06/22 5087 669.20
06/14 5088 545.40
06/16 5089 433 . 45
06/15 5091 * 388 . 54
06/15 5092 596.96
06/13 5093 719.27
* Indicates a break in the Check number order.
PERIODIC STATEMENT ICOP
DIGITAL INC

6/6/2011 0 $167,700,49
6/23/2011 0 $1,883.02
6/27/2011 5001 $137.28
6/16/2011 5002 $2,388.06
6/10/2011 5003 $5,697.76
6/10/2011 5004 $5,808.99
6/14/2011 5005 $2,347.29
6/16/2011 5006 $1,873.71
6/22/2011 5007 $812.75
6/14/2011 5009 $5,060.24
6/27/2011 5008 $711.75
6/15/2011 5010 $5,405.12
6/14/2011 5011 $1,434.55
6/30/2011 5012 $2,754.48
6/14/2011 5013 $3,956.00
6/14/2011 5014 $5,539.83
6/14/2011 5016 $3,926.24
6/27/2011 5017 $1,784.80
6/27/2011 5017 $1,784.80
6/13/2011 5021 $428.85
6/15/2011 5022 $1,651.45
6/14/2011 5018 $682.15
6/27/2011 5023 $3,412.89
6/14/2011 5024 $5,322.39
6/15/2011 5025 $4,968.75
6/20/2011 5026 $4,301.50
6/15/2011 5027 $1,488.57
6/20/2011 5028 $6,350.13
6/16/2011 5029 $1,806.60
6/27/2011 5030 $1,309.97
6/14/2011 5031 $1,777.13
6/15/2011 5034 $1,932.50
6/23/2011 5036 $2,056.67
6/15/2011 5033 $2,866.17
6/14/2011 5037 $1,146.47
6/15/2011 5039 $1,871.98

6/6/2011 0 $167,700,49
6/23/2011 0 $1,883.02
6/27/2011 5001 $137.28
6/16/2011 5002 $2,388.06
6/10/2011 5003 $5,697.76
6/10/2011 5004 $5,808.99
6/14/2011 5005 $2,347.29
6/16/2011 5006 $1,873.71
6/22/2011 5007 $812.75
6/14/2011 5009 $5,060.24
6/27/2011 5008 $711.75
6/15/2011 5010 $5,405.12
6/14/2011 5011 $1,434.55
6/30/2011 5012 $2,754.48
6/14/2011 5013 $3,956.00
6/14/2011 5014 $5,539.83
6/14/2011 5016 $3,926.24
6/27/2011 5017 $1,784.80
6/27/2011 5017 $1,784.80
6/13/2011 5021 $428.85
6/15/2011 5022 $1,651.45
6/14/2011 5018 $682.15
6/27/2011 5023 $3,412.89
6/14/2011 5024 $5,322.39
6/15/2011 5025 $4,968.75
6/20/2011 5026 $4,301.50
6/15/2011 5027 $1,488.57
6/20/2011 5028 $6,350.13
6/16/2011 5029 $1,806.60
6/27/2011 5030 $1,309.97
6/14/2011 5031 $1,777.13
6/15/2011 5034 $1,932.50
6/23/2011 5036 $2,056.67
6/15/2011 5033 $2,866.17
6/14/2011 5037 $1,146.47
6/15/2011 5039 $1,871.98

6/6/2011 0 $167,700,49
6/23/2011 0 $1,883.02
6/27/2011 5001 $137.28
6/16/2011 5002 $2,388.06
6/10/2011 5003 $5,697.76
6/10/2011 5004 $5,808.99
6/14/2011 5005 $2,347.29
6/16/2011 5006 $1,873.71
6/22/2011 5007 $812.75
6/14/2011 5009 $5,060.24
6/27/2011 5008 $711.75
6/15/2011 5010 $5,405.12
6/14/2011 5011 $1,434.55
6/30/2011 5012 $2,754.48
6/14/2011 5013 $3,956.00
6/14/2011 5014 $5,539.83
6/14/2011 5016 $3,926.24
6/27/2011 5017 $1,784.80
6/27/2011 5017 $1,784.80
6/13/2011 5021 $428.85
6/15/2011 5022 $1,651.45
6/14/2011 5018 $682.15
6/27/2011 5023 $3,412.89
6/14/2011 5024 $5,322.39
6/15/2011 5025 $4,968.75
6/20/2011 5026 $4,301.50
6/15/2011 5027 $1,488.57
6/20/2011 5028 $6,350.13
6/16/2011 5029 $1,806.60
6/27/2011 5030 $1,309.97
6/14/2011 5031 $1,777.13
6/15/2011 5034 $1,932.50
6/23/2011 5036 $2,056.67
6/15/2011 5033 $2,866.17
6/14/2011 5037 $1,146.47
6/15/2011 5039 $1,871.98

6/6/2011 0 $167,700,49
6/23/2011 0 $1,883.02
6/27/2011 5001 $137.28
6/16/2011 5002 $2,388.06
6/10/2011 5003 $5,697.76
6/10/2011 5004 $5,808.99
6/14/2011 5005 $2,347.29
6/16/2011 5006 $1,873.71
6/22/2011 5007 $812.75
6/14/2011 5009 $5,060.24
6/27/2011 5008 $711.75
6/15/2011 5010 $5,405.12
6/14/2011 5011 $1,434.55
6/30/2011 5012 $2,754.48
6/14/2011 5013 $3,956.00
6/14/2011 5014 $5,539.83
6/14/2011 5016 $3,926.24
6/27/2011 5017 $1,784.80
6/27/2011 5017 $1,784.80
6/13/2011 5021 $428.85
6/15/2011 5022 $1,651.45
6/14/2011 5018 $682.15
6/27/2011 5023 $3,412.89
6/14/2011 5024 $5,322.39
6/15/2011 5025 $4,968.75
6/20/2011 5026 $4,301.50
6/15/2011 5027 $1,488.57
6/20/2011 5028 $6,350.13
6/16/2011 5029 $1,806.60
6/27/2011 5030 $1,309.97
6/14/2011 5031 $1,777.13
6/15/2011 5034 $1,932.50
6/23/2011 5036 $2,056.67
6/15/2011 5033 $2,866.17
6/14/2011 5037 $1,146.47
6/15/2011 5039 $1,871.98

6/6/2011 0 $167,700,49
6/23/2011 0 $1,883.02
6/27/2011 5001 $137.28
6/16/2011 5002 $2,388.06
6/10/2011 5003 $5,697.76
6/10/2011 5004 $5,808.99
6/14/2011 5005 $2,347.29
6/16/2011 5006 $1,873.71
6/22/2011 5007 $812.75
6/14/2011 5009 $5,060.24
6/27/2011 5008 $711.75
6/15/2011 5010 $5,405.12
6/14/2011 5011 $1,434.55
6/30/2011 5012 $2,754.48
6/14/2011 5013 $3,956.00
6/14/2011 5014 $5,539.83
6/14/2011 5016 $3,926.24
6/27/2011 5017 $1,784.80
6/27/2011 5017 $1,784.80
6/13/2011 5021 $428.85
6/15/2011 5022 $1,651.45
6/14/2011 5018 $682.15
6/27/2011 5023 $3,412.89
6/14/2011 5024 $5,322.39
6/15/2011 5025 $4,968.75
6/20/2011 5026 $4,301.50
6/15/2011 5027 $1,488.57
6/20/2011 5028 $6,350.13
6/16/2011 5029 $1,806.60
6/27/2011 5030 $1,309.97
6/14/2011 5031 $1,777.13
6/15/2011 5034 $1,932.50
6/23/2011 5036 $2,056.67
6/15/2011 5033 $2,866.17
6/14/2011 5037 $1,146.47
6/15/2011 5039 $1,871.98

6/6/2011 0 $167,700,49
6/23/2011 0 $1,883.02
6/27/2011 5001 $137.28
6/16/2011 5002 $2,388.06
6/10/2011 5003 $5,697.76
6/10/2011 5004 $5,808.99
6/14/2011 5005 $2,347.29
6/16/2011 5006 $1,873.71
6/22/2011 5007 $812.75
6/14/2011 5009 $5,060.24
6/27/2011 5008 $711.75
6/15/2011 5010 $5,405.12
6/14/2011 5011 $1,434.55
6/30/2011 5012 $2,754.48
6/14/2011 5013 $3,956.00
6/14/2011 5014 $5,539.83
6/14/2011 5016 $3,926.24
6/27/2011 5017 $1,784.80
6/27/2011 5017 $1,784.80
6/13/2011 5021 $428.85
6/15/2011 5022 $1,651.45
6/14/2011 5018 $682.15
6/27/2011 5023 $3,412.89
6/14/2011 5024 $5,322.39
6/15/2011 5025 $4,968.75
6/20/2011 5026 $4,301.50
6/15/2011 5027 $1,488.57
6/20/2011 5028 $6,350.13
6/16/2011 5029 $1,806.60
6/27/2011 5030 $1,309.97
6/14/2011 5031 $1,777.13
6/15/2011 5034 $1,932.50
6/23/2011 5036 $2,056.67
6/15/2011 5033 $2,866.17
6/14/2011 5037 $1,146.47
6/15/2011 5039 $1,871.98

6/6/2011 0 $167,700,49
6/23/2011 0 $1,883.02
6/27/2011 5001 $137.28
6/16/2011 5002 $2,388.06
6/10/2011 5003 $5,697.76
6/10/2011 5004 $5,808.99
6/14/2011 5005 $2,347.29
6/16/2011 5006 $1,873.71
6/22/2011 5007 $812.75
6/14/2011 5009 $5,060.24
6/27/2011 5008 $711.75
6/15/2011 5010 $5,405.12
6/14/2011 5011 $1,434.55
6/30/2011 5012 $2,754.48
6/14/2011 5013 $3,956.00
6/14/2011 5014 $5,539.83
6/14/2011 5016 $3,926.24
6/27/2011 5017 $1,784.80
6/27/2011 5017 $1,784.80
6/13/2011 5021 $428.85
6/15/2011 5022 $1,651.45
6/14/2011 5018 $682.15
6/27/2011 5023 $3,412.89
6/14/2011 5024 $5,322.39
6/15/2011 5025 $4,968.75
6/20/2011 5026 $4,301.50
6/15/2011 5027 $1,488.57
6/20/2011 5028 $6,350.13
6/16/2011 5029 $1,806.60
6/27/2011 5030 $1,309.97
6/14/2011 5031 $1,777.13
6/15/2011 5034 $1,932.50
6/23/2011 5036 $2,056.67
6/15/2011 5033 $2,866.17
6/14/2011 5037 $1,146.47
6/15/2011 5039 $1,871.98